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                                                                      EXHIBIT 24



                               POWER OF ATTORNEY



     The undersigned Directors of Bowne & Co., Inc., a Delaware corporation which proposes to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-8 with respect to certain shares of its common stock issued or to be issued to employees pursuant to the Employment Agreement, dated January 26, 1996, between the Company and Robert M. Johnson and pursuant to the Company's 1981 and 1992 Stock Option Plans, 1997 Stock Incentive Plan, Deferred Award Plan, Long-Term Performance Plan, Stock Plan for Directors, and Employees' Stock Purchase Plan, hereby constitute and appoint Denise K. Fletcher and/or Douglas F. Bauer as his or her attorneys or attorneys-in-fact, with full power of substitution and resubstitution, for and in his or her name, place and stead, to sign and file such proposed Registration Statements and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.



     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand at New York, New York this 25th day of June 1998.



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

           /s/ ROBERT M. JOHNSON
--------------------------------------------        ---------------------------------------------------
             Robert M. Johnson                                        Judith Shapiro

            /s/ JAMES P. O'NEIL                                    /s/ WENDELL M. SMITH
--------------------------------------------       -----------------------------------------------------
              James P. O'Neil                                        Wendell M. Smith

            /s/ ROBERT M. CONWAY                                    /s/ LISA A. STANLEY
--------------------------------------------       -----------------------------------------------------
              Robert M. Conway                                        Lisa A. Stanley

            /s/ EDWARD H. MEYER                                      /s/ VINCENT TESE
--------------------------------------------       -----------------------------------------------------
              Edward H. Meyer                                          Vincent Tese

          /s/ H. MARSHALL SCHWARZ                                   /s/ RICHARD R. WEST
--------------------------------------------       -----------------------------------------------------
            H. Marshall Schwarz                                       Richard R. West
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